UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2012

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 27, 2012, RGLD Gold AG (“Swissco”), a wholly-owned subsidiary of Royal Gold, Inc., entered into an Intercreditor Agreement (the “Intercreditor Agreement”) by and among Swissco, Terrane Metals Corp. (“Terrane”), a wholly-owned subsidiary of Thompson Creek Metals Company Inc. (“Thompson Creek”), and Valiant Trust Company for the Senior Debt Secured Parties identified therein (the “Senior Debt Secured Parties”), in connection with the sale by Thompson Creek of $350,000,000 aggregate principal amount of its 9.75% Senior Secured First Priority Notes due 2017 (the “Thompson Creek Notes”). The Intercreditor Agreement effectively replaces an intercreditor agreement, dated December 10, 2012, by and among Swissco, Terrane and JPMorgan Chase Bank, N.A. as Administrative Agent for the Senior Debt Secured Parties identified therein (as amended, the “December 2010 Intercreditor Agreement”) entered into in connection with Thompson Creek’s revolving credit facility, which was terminated following the issuance of the Thompson Creek Notes. The terms and conditions of the Intercreditor Agreement are substantially similar to the terms and conditions of the December 2010 Intercreditor Agreement.

Pursuant to the Intercreditor Agreement, the Senior Debt Secured Parties agreed to subordinate certain aspects of their security interest in the assets of Thompson Creek in the Mt. Milligan copper-gold project in British Columbia (the “Project”) to the interests of Swissco, and Swissco agreed to subordinate certain aspects of its security interest in the Project to the interests of the Senior Debt Secured Parties. Swissco will retain a first priority, perfected security interest in 52.25% of payable gold produced from the Project and all proceeds thereof (the “Royal Gold Priority Collateral”), and Swissco will subordinate to the Senior Debt Secured Parties all other aspects of its security interest in the Project, which include a security interest in the mining leases, mineral claims, minerals other than the Royal Gold Priority Collateral and real property associated with the Project.

The foregoing description of the terms of the Intercreditor Agreement is qualified in its entirety by the Intercreditor Agreement, which is filed herewith as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 1.02 Termination of a Material Definitive Agreement

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the termination of the December 2010 Intercreditor Agreement is incorporated into this Item 1.02 by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

Dated: December 3, 2012	By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President and Corporate Secretary

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